Exhibit 99

Chemed Reports Fourth-Quarter 2014 Results

CINCINNATI--(BUSINESS WIRE)--February 17, 2015--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2014, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 8.8% to $379 million
  GAAP Diluted EPS increased 33.6% to $1.71
  Adjusted Diluted EPS increased 24.1% to $1.80

VITAS segment operating results:

  Net Patient Revenue of $274 million, an increase of 7.1%
  Average Daily Census (ADC) of 14,838, an increase of 4.6%
  Admissions of 16,313, an increase of 5.6%
  Net Income, including litigation costs, of $25.5 million, an increase of 22.2%
  Adjusted EBITDA of $45.7 million, an increase of 18.4%
  Adjusted EBITDA margin of 16.7%, an increase of 159 basis points

Roto-Rooter segment operating results:

  Revenue of $105 million, an increase of 13.7%
  Net Income of $11.5 million, an increase of 14.5%
  Adjusted EBITDA of $21.1 million, an increase of 14.5%
  Adjusted EBITDA margin of 20.1%, an increase of 15 basis points

VITAS

Net revenue for VITAS was $274 million in the fourth quarter of 2014, which is an increase of $18.2 million, or 7.1%, when compared to the prior-year period. This revenue increase is comprised of an average Medicare reimbursement rate increase of approximately 1.4%, a 4.6% increase in average daily census, and a favorable comparison relative to the Medicare Cap billing limitation.

In the fourth quarter of 2014, VITAS reversed $0.5 million in estimated Medicare Cap billing limitations. This compares to $3.8 million of Medicare Cap billing limitations recorded in the fourth quarter of 2013. At December 31, 2014, VITAS had 35 Medicare provider numbers with one provider number having an estimated 2015 Medicare Cap billing limitation.

Of VITAS’ 35 unique Medicare provider numbers, 29 provider numbers have a Medicare Cap cushion of 10% or greater for the 2015 Medicare Cap period; two provider numbers have a Medicare Cap cushion between 5% to 10%; three provider numbers have a cap cushion between 0% and 5% and one provider number is in a Medicare Cap billing limitation. VITAS generated an aggregate cap cushion of $276 million during the trailing twelve-month period.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $200.62, which is 0.7% above the prior-year period. Routine home care reimbursement and high acuity care averaged $164.58 and $702.86, respectively. During the quarter, high acuity days of care were 6.7% of total days of care, 14 basis points below the prior-year quarter.

The fourth quarter of 2014 gross margin, excluding the impact of Medicare Cap, was 24.3%, which is a 12 basis point increase when compared to the fourth quarter of 2013.

Selling, general and administrative expense was $21.7 million in the fourth quarter of 2014, which is an increase of 3.4% when compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $45.2 million in the quarter, an increase 6.5% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 16.5% in the quarter which is 18 basis points favorable to the prior-year period.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $105 million for the fourth quarter of 2014, an increase of $12.6 million, or 13.7%, over the prior-year quarter.

Roto-Rooter utilizes a universal calendar of four 13-week quarters equating to a 52 week full year reporting period and then accrues for an additional one or two days of operating results in the fourth quarter to equate to a full 365 or 366 day year. In the fourth quarter of 2014, Roto-Rooter had 14 weeks of operating activity during the quarter. This additional week of operating activity, net of the accrued operating results from earlier years, resulted in Roto-Rooter recognizing an incremental $2.8 million of revenue, $0.9 million of Adjusted EBITDA and $0.5 million of net income in the fourth quarter of 2014 when compared to the fourth quarter of 2013.

Roto-Rooter’s gross margin in the quarter was 46.7%, a 59 basis point decline when compared to the fourth quarter of 2013. Adjusted EBITDA in the fourth quarter of 2014 totaled $21.1 million, an increase of 14.5%, and the Adjusted EBITDA margin was 20.1% in the quarter, 15 basis points higher than the prior year.

Chemed Consolidated

As of December 31, 2014, Chemed had total cash and cash equivalents of $14 million and debt of $148 million.

In June 2014 Chemed entered into a five-year Amended and Restated Credit Agreement that consisted of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 125 basis points. At December 31, 2014, the Company had approximately $263 million of undrawn borrowing capacity under this credit agreement.

Capital expenditures through December 31, 2014, aggregated $43.6 million and compares to depreciation and amortization during the same period of $33.1 million.

The Company repurchased $110 million of Chemed stock through December 31, 2014. This equates to 1.2 million shares of Chemed stock repurchased during the year at an average cost of $93.01 Chemed currently has $11.8 million of authorization remaining under this share repurchase plan.

Guidance for 2015

Full-year 2015 revenue growth for VITAS, prior to Medicare Cap, is estimated to be in the range of 3% to 4%. Admissions in 2015 are estimated to increase 4% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14% to 15%. Medicare Cap billing limitations for calendar year 2015 are estimated to be $5.5 million.

Roto-Rooter is forecasted to achieve full-year 2015 revenue growth of 3% to 4%. This revenue estimate is based upon increased job pricing of approximately 1%. Adjusted EBITDA margin for 2015 is estimated in the range of 19% to 20%.

Management estimates that full-year 2015 adjusted earnings per diluted share, which excludes non-cash expense for stock options, costs related to litigation and other discrete items, will be in the range of $6.50 to $6.70. This compares to Chemed’s 2014 reported adjusted earnings per diluted share of $6.07.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday, February 18, 2015, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (877) 280-4958 for U.S. and Canadian participants and (857) 244-7315 for international participants. The participant passcode is 81941669. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 35554615. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 14,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2014	2013	2014	2013
Service revenues and sales	$379,411	$348,604	$1,456,282	$1,413,329
Cost of services provided and goods sold	263,402	245,958	1,034,673	1,008,808
Selling, general and administrative expenses (aa)	57,232	54,981	220,118	212,518
Depreciation	8,010	7,033	29,881	27,698
Amortization	730	1,192	3,191	4,690
Other operating expenses (bb)	-	-	-	26,221
Total costs and expenses	329,374	309,164	1,287,863	1,279,935
Income from operations	50,037	39,440	168,419	133,394
Interest expense	(962)	(3,744)	(8,186)	(15,035)
Other income--net (cc)	244	2,158	2,521	5,470
Income before income taxes	49,319	37,854	162,754	123,829
Income taxes	(19,524)	(14,945)	(63,437)	(46,602)
Net income	$29,795	$22,909	$99,317	$77,227

Earnings Per Share
Net income	$1.77	$1.31	$5.79	$4.24
Average number of shares outstanding	16,878	17,492	17,165	18,199

Diluted Earnings Per Share
Net income	$1.71	$1.28	$5.57	$4.16
Average number of shares outstanding	17,469	17,899	17,840	18,585

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2014	2013	2014	2013

SG&A expenses before long-term incentive compensation and the impact of market value gains related to deferred compensation trusts	$56,241	$52,205	$214,431	$206,235
Market value gains related to deferred compensation trusts	410	2,636	3,118	4,982
Long-term incentive compensation	581	140	2,569	1,301
Total SG&A expenses	$57,232	$54,981	$220,118	$212,518

(bb) Other operating expenses comprise litigation settlements of the Roto-Rooter segment ($15,721,000) and of the VITAS segment ($10,500,00).

(cc) Other income--net comprises (in thousands):
	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2014	2013	2014	2013

Market value gains related to deferred compensation trusts	$410	$2,636	$3,118	$4,982
Loss on disposal of property and equipment	(147)	(140)	(640)	(320)
Interest income	(24)	(318)	(29)	847
Other	5	(20)	72	(39)
Total other income--net	$244	$2,158	$2,521	$5,470

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	December 31,
	2014	2013
Assets
Current assets
Cash and cash equivalents	$14,132	$84,418
Accounts receivable less allowances	124,607	91,770
Inventories	6,168	6,703
Current deferred income taxes	15,414	20,257
Prepaid income taxes	2,787	3,690
Prepaid expenses	11,456	17,818
Total current assets	174,564	224,656
Investments of deferred compensation plans held in trust	49,147	42,465
Properties and equipment, at cost less accumulated depreciation	105,336	92,955
Identifiable intangible assets less accumulated amortization	56,027	56,556
Goodwill	466,722	466,871
Other assets	8,136	10,198
Total Assets	$859,932	$893,701

Liabilities
Current liabilities
Accounts payable	$46,849	$41,758
Current portion of long-term debt	6,250	183,564
Income taxes	5,818	111
Accrued insurance	40,814	41,859
Accrued compensation	50,718	48,323
Accrued legal	753	23,210
Other current liabilities	24,352	25,161
Total current liabilities	175,554	363,986
Deferred income taxes	29,945	27,301
Long-term debt	141,250	-
Deferred compensation liabilities	48,684	42,348
Other liabilities	13,143	11,176
Total Liabilities	408,576	444,811

Stockholders' Equity
Capital stock	33,337	32,245
Paid-in capital	538,845	481,011
Retained earnings	771,176	686,114
Treasury stock, at cost	(894,285)	(752,634)
Deferred compensation payable in Company stock	2,283	2,154
Total Stockholders' Equity	451,356	448,890
Total Liabilities and Stockholders' Equity	$859,932	$893,701

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2014	2013
Cash Flows from Operating Activities
Net income	$99,317	$77,227
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	33,072	32,388
Provision for uncollectible accounts receivable	13,173	10,907
Provision for deferred income taxes	6,978	(6,988)
Stock option expense	4,802	6,042
Amortization of discount on convertible notes	3,392	8,674
Noncash long-term incentive compensation	2,569	1,301
Amortization of debt issuance costs	826	1,751
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Increase in accounts receivable	(45,785)	(9,009)
Decrease in inventories	535	355
Decrease/(increase) in prepaid expenses	6,362	(6,317)
Increase/(decrease) in accounts payable and other current liabilities	(25,824)	40,340
Increase/(decrease) in income taxes	11,279	(2,461)
Increase in other assets	(4,769)	(6,507)
Increase in other liabilities	8,484	6,713
Excess tax benefit on stock-based compensation	(5,172)	(3,982)
Other sources	1,040	413
Net cash provided by operating activities	110,279	150,847
Cash Flows from Investing Activities
Capital expenditures	(43,571)	(29,324)
Business combinations, net of cash acquired	(250)	(2,257)
Other sources	294	235
Net cash used by investing activities	(43,527)	(31,346)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	386,350	-
Payments on revolving line of credit	(336,350)	-
Payments on other long-term debt	(189,456)	-
Purchases of treasury stock	(110,019)	(92,911)
Proceeds from other long-term debt	100,000	-
Proceeds from exercise of stock options	23,910	17,122
Dividends paid	(14,255)	(14,148)
Increase/(decrease) in cash overdrafts payable	9,714	(11,415)
Capital stock surrendered to pay taxes on stock-based compensation	(7,524)	(5,348)
Retirement of warrants	(2,648)	-
Excess tax benefit on stock-based compensation	5,172	3,982
Debt issuances costs	(914)	(1,108)
Other uses	(1,018)	(788)
Net cash used by financing activities	(137,038)	(104,614)
Increase/(Decrease) in Cash and Cash Equivalents	(70,286)	14,887
Cash and cash equivalents at beginning of year	84,418	69,531
Cash and cash equivalents at end of period	$14,132	$84,418

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Service revenues and sales	$274,383	$105,028	$-	$379,411
Cost of services provided and goods sold	207,424	55,978	-	263,402
Selling, general and administrative expenses (a)	21,657	28,140	7,435	57,232
Depreciation	4,892	2,970	148	8,010
Amortization	205	128	397	730
Total costs and expenses	234,178	87,216	7,980	329,374
Income/(loss) from operations	40,205	17,812	(7,980)	50,037
Interest expense (a)	(40)	(68)	(854)	(962)
Intercompany interest income/(expense)	1,669	802	(2,471)	-
Other income/(expense)—net	(176)	10	410	244
Income/(loss) before income taxes	41,658	18,556	(10,895)	49,319
Income taxes (a)	(16,116)	(7,081)	3,673	(19,524)
Net income/(loss)	$25,542	$11,475	$(7,222)	$29,795

2013
Service revenues and sales	$256,218	$92,386	$-	$348,604
Cost of services provided and goods sold	197,265	48,693	-	245,958
Selling, general and administrative expenses (b)	20,948	25,691	8,342	54,981
Depreciation	4,569	2,329	135	7,033
Amortization	538	153	501	1,192
Total costs and expenses	223,320	76,866	8,978	309,164
Income/(loss) from operations	32,898	15,520	(8,978)	39,440
Interest expense (b)	(37)	(83)	(3,624)	(3,744)
Intercompany interest income/(expense)	1,347	613	(1,960)	-
Other income/(expense)—net	(441)	(45)	2,644	2,158
Income/(loss) before income taxes	33,767	16,005	(11,918)	37,854
Income taxes (b)	(12,859)	(5,980)	3,894	(14,945)
Net income/(loss)	$20,908	$10,025	$(8,024)	$22,909

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Service revenues and sales	$1,064,205	$392,077	$-	$1,456,282
Cost of services provided and goods sold	825,739	208,934	-	1,034,673
Selling, general and administrative expenses (a)	84,597	106,708	28,813	220,118
Depreciation	18,601	10,702	578	29,881
Amortization	1,034	525	1,632	3,191
Total costs and expenses	929,971	326,869	31,023	1,287,863
Income/(loss) from operations	134,234	65,208	(31,023)	168,419
Interest expense (a)	(207)	(363)	(7,616)	(8,186)
Intercompany interest income/(expense)	6,189	2,892	(9,081)	-
Other income/(expense)—net	(753)	146	3,128	2,521
Income/(loss) before income taxes	139,463	67,883	(44,592)	162,754
Income taxes (a)	(53,278)	(25,808)	15,649	(63,437)
Net income/(loss)	$86,185	$42,075	$(28,943)	$99,317

2013
Service revenues and sales	$1,045,113	$368,216	$-	$1,413,329
Cost of services provided and goods sold	813,600	195,208	-	1,008,808
Selling, general and administrative expenses (b)	82,252	102,592	27,674	212,518
Depreciation	18,149	9,014	535	27,698
Amortization	2,102	607	1,981	4,690
Other operating expenses (b)	10,500	15,721	-	26,221
Total costs and expenses	926,603	323,142	30,190	1,279,935
Income/(loss) from operations	118,510	45,074	(30,190)	133,394
Interest expense (b)	(182)	(322)	(14,531)	(15,035)
Intercompany interest income/(expense)	4,288	2,055	(6,343)	-
Other income—net	438	(4)	5,036	5,470
Income/(loss) before income taxes	123,054	46,803	(46,028)	123,829
Income taxes (b)	(46,910)	(17,560)	17,868	(46,602)
Net income/(loss)	$76,144	$29,243	$(28,160)	$77,227

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Net income/(loss)	$25,542	$11,475	$(7,222)	$29,795
Add/(deduct):
Interest expense	40	68	854	962
Income taxes	16,116	7,081	(3,673)	19,524
Depreciation	4,892	2,970	148	8,010
Amortization	205	128	397	730
EBITDA	46,795	21,722	(9,496)	59,021
Add/(deduct):
Intercompany interest expense/(income)	(1,669)	(802)	2,471	-
Interest income	35	(10)	(1)	24
Expenses related to OIG investigation	533	-	-	533
Acquisition expenses	-	23	-	23
Expenses related to litigation settlements	-	16	-	16
Advertising cost adjustment (c)	-	161	-	161
Stock option expense	-	-	1,372	1,372
Long-term incentive compensation	-	-	581	581
Adjusted EBITDA	$45,694	$21,110	$(5,073)	$61,731

2013
Net income/(loss)	$20,908	$10,025	$(8,024)	$22,909
Add/(deduct):
Interest expense	37	83	3,624	3,744
Income taxes	12,859	5,980	(3,894)	14,945
Depreciation	4,569	2,329	135	7,033
Amortization	538	153	501	1,192
EBITDA	38,911	18,570	(7,658)	49,823
Add/(deduct):
Intercompany interest expense/(income)	(1,347)	(613)	1,960	-
Interest income	300	26	(8)	318
Expenses related to OIG investigation	705	-	-	705
Acquisition expenses	20	-	-	20
Expenses related to litigation settlements	-	274	-	274
Advertising cost adjustment (c)	-	177	-	177
Stock option expense	-	-	1,310	1,310
Long-term incentive compensation	-	-	140	140
Expenses related to securities litigation	-	-	105	105
Adjusted EBITDA	$38,589	$18,434	$(4,151)	$52,872

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Net income/(loss)	$86,185	$42,075	$(28,943)	$99,317
Add/(deduct):
Interest expense	207	363	7,616	8,186
Income taxes	53,278	25,808	(15,649)	63,437
Depreciation	18,601	10,702	578	29,881
Amortization	1,034	525	1,632	3,191
EBITDA	159,305	79,473	(34,766)	204,012
Add/(deduct):
Intercompany interest expense/(income)	(6,189)	(2,892)	9,081	-
Interest income	78	(39)	(10)	29
Expenses related to OIG investigation	2,141	-	-	2,141
Net expenses related to litigation settlements	113	7	-	120
Acquisition expenses	1	23	-	24
Advertising cost adjustment (c)	-	(1,462)	-	(1,462)
Stock option expense	-	-	4,802	4,802
Long-term incentive compensation	-	-	2,569	2,569
Expenses related to securities litigation	-	-	327	327
Adjusted EBITDA	$155,449	$75,110	$(17,997)	$212,562

2013
Net income/(loss)	$76,144	$29,243	$(28,160)	$77,227
Add/(deduct):
Interest expense	182	322	14,531	15,035
Income taxes	46,910	17,560	(17,868)	46,602
Depreciation	18,149	9,014	535	27,698
Amortization	2,102	607	1,981	4,690
EBITDA	143,487	56,746	(28,981)	171,252
Add/(deduct):
Intercompany interest expense/(income)	(4,288)	(2,055)	6,343	-
Interest income	(750)	(41)	(56)	(847)
Expenses related to OIG investigation	2,149	-	-	2,149
Litigation settlements	10,500	15,721	-	26,221
Expenses related to litigation settlements	-	1,425	-	1,425
Acquisition expenses	58	4	-	62
Advertising cost adjustment (c)	-	(1,166)	-	(1,166)
Expenses of severance arrangement	-	302	-	302
Stock option expense	-	-	6,042	6,042
Long-term incentive compensation	-	-	1,301	1,301
Expenses related to securities litigation	-	-	109	109
Adjusted EBITDA	$151,156	$70,936	$(15,242)	$206,850

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2014	2013	2014	2013
Net income as reported	$29,795	$22,909	$99,317	$77,227

Add/(deduct) the after-tax:
Stock option expense	863	820	3,022	3,813
Long-term incentive compensation	367	88	1,625	822
Expenses related to OIG investigation	331	438	1,328	1,333
Acquisition expenses	14	13	15	38
Net expenses related to litigation settlements	10	166	74	865
Non-cash expense of change in accounting for convertible debt	-	1,402	2,143	5,448
Expenses related to securities litigation	-	66	207	69
Litigation settlements	-	-	-	16,061
Uncertain tax position adjustments	-	-	-	(1,782)
Loss on extinguishment of debt	-	-	-	294
Expenses of severance arrangements	-	-	-	184

Adjusted net income	$31,380	$25,902	$107,731	$104,372

Diluted Earnings Per Share As Reported
Net income	$1.71	$1.28	$5.57	$4.16
Average number of shares outstanding	17,469	17,899	17,840	18,585

Adjusted Diluted Earnings Per Share
Net income	$1.80	$1.45	$6.07	$5.62
Adjusted average number of shares outstanding (d)	17,469	17,899	17,738	18,585

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
OPERATING STATISTICS	2014	2013	2014	2013
Net revenue ($000) (e)
Homecare	$209,633	$198,325	$810,413	$791,735
Inpatient	25,839	25,788	102,876	104,968
Continuous care	38,405	35,943	152,206	155,409
Total before Medicare cap allowance	$273,877	$260,056	$1,065,495	$1,052,112
Medicare cap allowance	506	(3,838)	(1,290)	(6,999)
Total	$274,383	$256,218	$1,064,205	$1,045,113
Net revenue as a percent of total before Medicare cap allowance
Homecare	76.6%	76.3%	76.0%	75.2%
Inpatient	9.4	9.9	9.7	10.0
Continuous care	14.0	13.8	14.3	14.8
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	0.2	(1.5)	(0.1)	(0.7)
Total	100.2%	98.5%	99.9%	99.3%
Average daily census ("ADC") (days)
Homecare	10,850	10,353	10,634	10,449
Nursing home	2,995	2,862	2,954	2,911
Routine homecare	13,845	13,215	13,588	13,360
Inpatient	427	433	428	438
Continuous care	566	537	568	585
Total	14,838	14,185	14,584	14,383

Total Admissions	16,313	15,445	64,090	62,858
Total Discharges	16,333	15,396	63,478	62,999
Average length of stay (days)	82.7	82.6	82.4	81.6
Median length of stay (days)	15.0	15.0	15.0	15.0
ADC by major diagnosis
Neurological	25.4%	38.9%	30.1%	37.7%
Cancer	17.2	17.2	17.3	17.1
Cardio	17.8	14.3	17.0	13.2
Respiratory	7.8	7.8	7.9	7.6
Other	31.8	21.8	27.7	24.4
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	13.2%	21.3%	18.6%	20.7%
Cancer	33.1	33.8	33.3	33.2
Cardio	15.2	13.4	14.9	13.1
Respiratory	9.3	8.7	9.4	9.2
Other	29.2	22.8	23.8	23.8
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (f)
Routine homecare	54.9%	53.8%	53.8%	52.6%
Inpatient	7.2	5.0	5.8	5.5
Continuous care	18.2	16.1	17.4	15.9
Homecare margin drivers (dollars per patient day)
Labor costs	$53.06	$53.85	$53.99	$55.17
Drug costs	6.90	7.54	7.01	7.54
Home medical equipment	6.41	6.38	6.61	6.61
Medical supplies	3.10	2.99	3.18	2.97
Inpatient margin drivers (dollars per patient day)
Labor costs	$327.53	$334.50	$339.90	$338.51
Continuous care margin drivers (dollars per patient day)
Labor costs	$582.69	$589.51	$585.61	$591.54
Bad debt expense as a percent of revenues	1.0%	0.9%	1.0%	0.9%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	38.9	36.5	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	33.6	25.9	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2014 AND 2013
(unaudited)

(a)	Included in the results of operations 2014 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		For the Three Months Ended December 31, 2014
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(533)	$-	$-	$(533)
	Acquisition expenses	-	(23)	-	(23)
	Expenses related to litigation settlements	-	(16)	-	(16)
	Stock option expense	-	-	(1,372)	(1,372)
	Long-term incentive compensation	-	-	(581)	(581)
	Pretax impact on earnings	(533)	(39)	(1,953)	(2,525)
	Income tax benefit on the above	202	15	723	940
	After-tax impact on earnings	$(331)	$(24)	$(1,230)	$(1,585)

		For the Year Ended December 31, 2014
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(2,141)	$-	$-	$(2,141)
	Net expenses related to litigation settlements	(113)	(7)	-	(120)
	Acquisition expenses	(1)	(23)	-	(24)
	Stock option expense	-	-	(4,802)	(4,802)
	Long-term incentive compensation	-	-	(2,569)	(2,569)
	Expenses related to securities litigation	-	-	(327)	(327)
	Interest expense:
	Non-cash expense of change in accounting for convertible debt	-	-	(3,389)	(3,389)
	Pretax impact on earnings	(2,255)	(30)	(11,087)	(13,372)
	Income tax benefit on the above	856	12	4,090	4,958
	After-tax impact on earnings	$(1,399)	$(18)	$(6,997)	$(8,414)

(b)	Included in the results of operations 2013 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		For the Three Months Ended December 31, 2013
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(705)	$-	$-	$(705)
	Acquisition expenses	(20)	-	-	(20)
	Expenses related to litigation settlements	-	(274)	-	(274)
	Stock option expense	-	-	(1,310)	(1,310)
	Long-term incentive compensation	-	-	(140)	(140)
	Expenses related to securities litigation	-	-	(105)	(105)
	Interest expense:
	Non-cash expense of change in accounting for convertible debt	-	-	(2,216)	(2,216)
	Pretax impact on earnings	(725)	(274)	(3,771)	(4,770)
	Income tax benefit on the above	274	108	1,395	1,777
	After-tax impact on earnings	$(451)	$(166)	$(2,376)	$(2,993)

		For the Year Ended December 31, 2013
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(2,149)	$-	$-	$(2,149)
	Acquisition expenses	(58)	(4)	-	(62)
	Expenses related to litigation settlements	-	(1,425)	-	(1,425)
	Expense of severance arrangement	-	(302)	-	(302)
	Stock option expense	-	-	(6,042)	(6,042)
	Long-term incentive compensation	-	-	(1,301)	(1,301)
	Expenses related to securities litigation	-	-	(109)	(109)
	Other operating expenses:
	Litigation settlements	(10,500)	(15,721)	-	(26,221)
	Interest expense:
	Non-cash expense of change in accounting for convertible debt	-	-	(8,613)	(8,613)
	Loss on extinguishment of debt	-	-	(465)	(465)
	Pretax impact on earnings	(12,707)	(17,452)	(16,530)	(46,689)
	Income tax benefit on the above	4,828	6,850	7,866	19,544
	After-tax impact on earnings	$(7,879)	$(10,602)	$(8,664)	$(27,145)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the fourth quarters of 2014 and 2013, GAAP advertising expense for Roto-Rooter totaled $6,596,000 and $6,518,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the fourth quarters of 2014 and 2013 would total $6,435,000 and $6,341,000, respectively.

Similarly, for the years ended December 31, 2014 and 2013, GAAP advertising expense for Roto-Rooter totaled $24,804,000 and $24,092,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the years ended December 31, 2014 and 2013 would total $26,266,000 and $25,258,000, respectively.

(d)

Adjusted diluted average shares outstanding excludes the estimated dilutive impact of the convertible notes prior to conversion of these notes on May 15, 2014 (impact of 102,000 shares for the year ended December 31, 2014) as this impact was entirely offset upon the exercise of the note hedges on May 15, 2014.

(e)

VITAS has 9 large (greater than 450 ADC), 17 medium (greater than 200 but less than 450 ADC) and 23 small (less than 200 ADC) hospice programs. For the current Medicare cap year there is one program with a cap liability and five programs with Medicare cap cushion of less than 10%.

(f)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901